                          VANGUARD EXPLORER FUND, INC.
                             PROSPECTUS SUPPLEMENT
                                FEBRUARY 2, 1996

The Board of Directors of Vanguard Explorer Fund, Inc. (the "Fund") has approved a revised investment advisory agreement with Wellington Management Company ("WMC"), under which WMC manages the investment and reinvestment of a portion of the Fund's assets (the "WMC Portfolio"). The new agreement involves a reduction in the annual rate of advisory fees to be paid to WMC.

     Under the terms of the new agreement, the Fund will pay WMC a basic advisory fee at the end of each fiscal quarter, calculated by applying the following annual percentage rates to the WMC Portfolio's average month-end net assets for the quarter:

          NET ASSETS                 ANNUAL BASIC FEE RATE
          ----------                 ---------------------

          First $500 million                 0.250%
          Next $250 million                  0.200
          Next $250 million                  0.150
          Over $1 billion                    0.100

     Both the current and revised agreements provide that the Basic Fee may be increased or decreased by applying an incentive/penalty fee adjustment based on the investment record of the net assets of the WMC Portfolio relative to the Russell 2000 Small Company Stock Index.

     The following table sets forth the incentive/penalty adjustment to the basic advisory fee payable by the Portfolio to WMC under the new advisory agreement:

     Cumulative 36- Month
     Performance versus the Russell 2000            Performance Fee
     Small Company Stock Index                        Adjustment
     ------------------------------                   ----------

     Less than -12%                               -0.50 x Basic Fee*
     Between -12% and -6%                         -0.25 x Basic Fee
     Between -6% and 6%                              0  x Basic Fee
     Between 6% and 12%                            0.25 x Basic Fee
     More than 12%                                 0.50 x Basic Fee

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*  For purposes of this calculation, the Basic Fee is calculated by applying a quarterly rate based on the Annual Basic Fee Rate using average assets over the same 36-month period over which the performance is measured.

     Under the rules of the Securities and Exchange Commission, the new incentive/penalty fee will not be fully operable until the quarter ending April 30, 1999, and until that date, will be calculated according to certain transition rules. This revised investment advisory agreement replaces the Fund's existing agreement with the adviser dated as of October 31, 1994, and will go into effect on or about June 1, 1996. Until this date, the adviser has agreed to waive its advisory fees to the extent necessary to abide by the new fee schedule.

                                                                            AFEX